                                                                 EXHIBIT 99.1

                                                                 Form 1

TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED: DECEMBER 31, 2002

In re:  American Architectural Products Corporation     CASE NO: 00-43726
        Debtor                                          CHAPTER 11
                                                        Judge: Bodoh

As debtor in possession, I affirm:

    1. That I have reviewed the financial statements attached hereto, consisting of:
            a.  Operating Statement (Form 2)
            b.  Balance Sheet        (Form 3)
            c.  Summary of Operations (Form 4)
            d.  Monthly Cash Statement (Form 5)
            e. Statement of Compensation (Form 6) and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

    2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect; and,

    3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.

    4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

February 27, 2003                        /s/ Joseph Dominijanni
-----------------                        ---------------------------------------
Date                                     Joseph Dominijanni, President
                                         Debtor in Possession


                                         724-940-2330
                                         -------------------
                                         Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.         CASE NUMBER 00-43276


NOTES

Of the companies listed in the Notice of Bankruptcy Filing, the following companies are not active:

    AAPC Two Acquisition Company             AAPC Three Acquisition Company
    AAPC Four Acquisition Company            AAPC Five Acquisition Company
    AAPC Six Acquisition Company             AGI Liquidation Company 2002; f/k/a
                                               American Glassmith Company
    AWS Liquidation Company 2002, f/k/a      Denver Window Company
       American Weather-Seal Company
    Eagle Window and Door Center, Inc.       E&T 2002 Liquidation Company, f/k/a
                                               Eagle and Taylor Company
    Forte, Inc.                              Fortified Window and Door Company,
                                               f/k/a AAPC One Acquisition
                                               Company
    Modern Window Corporation                Thermetic Glass, Inc.
    VinylSource, Inc.                        WIG Liquidation Company

Operating and Monthly Cash Statements for the above companies have not been prepared, as balances are zero. Any cash disbursements required by these entities are processed through the Corporate Disbursement account.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company.

The assets of Denver Window Company were sold in September 2001. The proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining.

The assets of Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold February 14, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of American Glassmith Company (n/k/a AGI 2002 Liquidation Company) were sold effective March 22, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of Eagle Window and Door Company, a division of Eagle and Taylor Company (n/k/a E&T 2002 Liquidation Company) were sold May 6, 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the DIP Facility Agreement with CIT Business Credit. The remaining proceeds were placed in a Dreyfus Government Cash Management Account with Fleet Bank.

New checking and lockbox accounts were established with National City Bank, Cleveland, Ohio in June 2002. The Fleet Bank lockbox and checking were closed in August 2002.

The assets of Thermetic Glass Inc. were sold August 23, 2002. The sale proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of American Weather-Seal Company (n/k/a AWS Liquidation Company
2002) were sold December 6, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of Binnings Building Products Company (n/k/a BBP Liquidation Company 2002) were sold December 31, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                           FORM 2
OPERATING STATEMENT
FOR THE MONTH ENDED DECEMBER 31, 2002


                                                         AMERICAN       BINNINGS      DANVID                       DENVER
                                        AMERICAN       WEATHER-SEAL     BUILDING      WINDOW      EAGLE & TAYLOR   WINDOW
                                      GLASSMITH INC.      COMPANY       PRODUCTS      COMPANY         COMPANY      COMPANY
                                      --------------------------------------------------------------------------------------
Net Sales                             $            -   $          -   $ 1,016,138   $ 3,163,617   $            -   $     -

Cost of Sales                                      -              -     1,187,669     2,982,935                -         -
                                      --------------------------------------------------------------------------------------
Gross Profit                                       -              -      (171,531)      180,682                -         -

Selling Expense                                    -              -       254,160       357,905                -         -
General and Administrative Expenses                -              -       116,359       193,656          (23,197)        -
                                      --------------------------------------------------------------------------------------
      Income (Loss) from Operations                -              -      (542,050)     (370,879)          23,197         -

Interest Expense, net                              -              -             -        13,577                -         -
Reorganization Costs                               -              -             -             -                -         -
Other (Income) Expense                       (16,150)       338,509       257,367        (8,757)         (77,417)        -
                                      --------------------------------------------------------------------------------------
      Income (Loss) Before Taxes              16,150       (338,509)     (799,417)     (375,699)         100,614         -

Income Taxes                                       -              -             -             -                -         -
                                      --------------------------------------------------------------------------------------
      Net Income (Loss)               $       16,150   $   (338,509)  $  (799,417)  $  (375,699)  $      100,614   $     -
                                      ======================================================================================

                                      EAGLE WINDOW
                                        AND DOOR     THERMETIC
                                       CENTER INC.   GLASS INC.   FORTE, INC.    CORPORATE
                                      ----------------------------------------------------
Net Sales                             $          -   $        -   $         -   $        -

Cost of Sales                                    -            -             -            -
                                      -----------------------------------------------------
Gross Profit                                     -            -             -            -

Selling Expense                                  -            -             -            -
General and Administrative Expenses              -       (2,165)            -      206,765
                                      -----------------------------------------------------
      Income (Loss) from Operations              -        2,165             -     (206,765)

Interest Expense, net                            -            -             -            -
Reorganization Costs                             -            -             -      255,192
Other (Income) Expense                         778       42,427       161,908      (68,025)
                                      -----------------------------------------------------
      Income (Loss) Before Taxes              (778)     (40,262)     (161,908)    (393,932)

Income Taxes                                     -            -             -            -
                                      -----------------------------------------------------
      Net Income (Loss)               $       (778)  $  (40,262)  $  (161,908)  $ (393,932)
                                      =====================================================





THE FOLLOWING COMPANIES ARE INACTIVE:

      Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
      AAPC Two Acquisition Corporation        AAPC Three Acquisition Corporation
      AAPC Three Acquisition Corporation      AAPC Four Acquisition Corporation
      AAPC Four Acquisition Corporation       AAPC Five Acquisition Corporation
      AAPC Five Acquisition Corporation       AAPC Six Acquisition Corporation
      AAPC Six Acquisition Corporation
      Modern Window Company
      Vinylsource, Inc.
      WIG Liquidation Company

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                           FORM 3
BALANCE SHEETS
DECEMBER 31, 2002

                                                                            AMERICAN       BINNINGS
                                                           AMERICAN       WEATHER-SEAL     BUILDING    DANVID WINDOW  EAGLE & TAYLOR
                                                         GLASSMITH INC.      COMPANY       PRODUCTS       COMPANY        COMPANY
                                                         ---------------------------------------------------------------------------
ASSETS
Cash                                                     $           -    $    (2,137)   $  (103,227)  $    410,115   $           -
Accounts receivable -- Pre-petition                                  -              -              -            681               -
Accounts receivable -- Post-petition                                 -              -          9,161      3,274,507               -
                                                         ---------------------------------------------------------------------------
  Gross Accounts receivable                                          -              -          9,161      3,275,188               -
Less: Allowance for Doubtful Accounts                                -              -              -       (264,758)              -
                                                         ---------------------------------------------------------------------------
  Net Accounts Receivable                                            -              -          9,161      3,010,430               -
Intercompany A/R-A/P                                                 -              -              -              -         710,270
Inventories                                                          -              -              -      1,697,635               -
Prepaid expenses and other current assets                            -              -              -        152,344               -
                                                         ---------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                           -         (2,137)       (94,066)     5,270,524         710,270

Property, plant & equipment, net                                     -      1,602,880              -      1,778,678         724,952
Deposits and other assets                                            -              -      1,502,640        995,818           8,990
                                                         ---------------------------------------------------------------------------
      TOTAL NON-CURRENT ASSETS                                       -      1,602,880      1,502,640      2,774,496         733,942
                                                         ---------------------------------------------------------------------------
                                                         $           -    $ 1,600,743    $ 1,408,574   $  8,045,020   $   1,444,212
                                                         ===========================================================================



LIABILITIES
Accounts payable -- Pre-petition                         $     516,595    $ 1,842,994    $ 2,725,629   $  1,143,195   $     945,635
Accounts payable -- Post-petition                                    -              -        187,934        851,768               -
                                                         ---------------------------------------------------------------------------
  Total Accounts payable                                       516,595      1,842,994      2,913,563      1,994,963         945,635
Accrued expenses - Other                                        25,685        878,824      1,029,554        303,503          56,535
Accrued expenses - Payroll -- Post-petition                          -              -         86,947        117,836               -
Accrued expenses - warranty obligations--current                     -              -              -              -               -
Current Portion of Long Term Debt                                    -              -              -              -               -
Current portion of capital lease obligations                         -              -              -         49,070               -
                                                         ---------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                542,280      2,721,818      4,030,064      2,465,372       1,002,170

Long-term capital lease obligations, less current portion            -              -              -         56,152               -
Intercompany investment                                      3,201,662     38,367,561     26,446,907     17,803,365      11,990,385
Intercompany payable/(receivable)                             (646,593)   (10,055,852)    19,741,376     (2,473,203)    (92,974,321)
Accrued warranty obligations, less current portion                   -              -              -        995,402               -
Other liabilities                                                    -              -              -      1,576,033               -
                                                         ---------------------------------------------------------------------------
      TOTAL LONG-TERM LIABILITIES                            2,555,069     28,311,709     46,188,283     17,957,749     (80,983,936)
                                                         ---------------------------------------------------------------------------
      TOTAL LIABILITIES                                      3,097,349     31,033,527     50,218,347     20,423,121     (79,981,766)

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized 100,000 shares;                  -              -              -            765           2,000
Additional paid in capital                                           -              -              -      1,008,849               -
Treasury stock                                                       -              -              -              -               -
Retained earnings                                           (3,097,349)   (29,432,784)   (48,809,773)   (13,387,715)     81,423,978
                                                         ---------------------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                  (3,097,349)   (29,432,784)   (48,809,773)   (12,378,101)     81,425,978
                                                         ---------------------------------------------------------------------------
                                                         $           0    $ 1,600,743    $ 1,408,574   $  8,045,020   $   1,444,212
                                                         ===========================================================================

                                                            DENVER      EAGLE WINDOW
                                                            WINDOW        AND DOOR      THERMETIC
                                                            COMPANY      CENTER INC.    GLASS INC.    CORPORATE        FORTE, INC.
                                                         ---------------------------------------------------------------------------
ASSETS
Cash                                                     $          -   $          -   $          -   $ 55,170,459             $ -
Accounts receivable -- Pre-petition                                 -              -              -                              -
Accounts receivable -- Post-petition                                -              -              -        305,599               -
                                                         ---------------------------------------------------------------------------
  Gross Accounts receivable                                         -              -              -        305,599               -
Less: Allowance for Doubtful Accounts                               -              -              -              -               -
                                                         ---------------------------------------------------------------------------
  Net Accounts Receivable                                           -              -              -        305,599               -
Intercompany A/R-A/P                                       (1,013,723)             -              -              -
Inventories                                                         -              -              -              -               -
Prepaid expenses and other current assets                           -              -              -        600,938               -
                                                         ---------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                 (1,013,723)             -              -     56,076,996               -

Property, plant & equipment, net                                    -              -              -      1,333,081         200,000
Deposits and other assets                                           -              -              -        606,229               -
                                                         ---------------------------------------------------------------------------
      TOTAL NON-CURRENT ASSETS                                      -              -              -      1,939,310         200,000
                                                         ---------------------------------------------------------------------------
                                                         $ (1,013,723)  $          -   $          -   $ 58,016,306   $     200,000
                                                         ===========================================================================



LIABILITIES
Accounts payable -- Pre-petition                             $ 31,372          $ 502       $ 31,321   $    902,474   $           -
Accounts payable -- Post-petition                                   -              -              -        325,299               -
                                                         ---------------------------------------------------------------------------
  Total Accounts payable                                       31,372            502         31,321      1,227,773               -
Accrued expenses - Other                                            -              -          5,000     18,863,161               -
Accrued expenses - Payroll -- Post-petition                         -              -              -         63,098               -
Accrued expenses - warranty obligations--current                    -              -              -              -               -
Current Portion of Long Term Debt                                   -              -              -    132,500,000               -
Current portion of capital lease obligations                        -              -              -              -               -
                                                         ---------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                31,372            502         36,321    152,654,032               -

Long-term capital lease obligations, less current portion           -              -              -              -               -
Intercompany investment                                       221,015              -         69,659   (105,926,487)        366,907
Intercompany payable/(receivable)                                   -      3,219,032      2,117,106     59,393,979      17,362,620
Accrued warranty obligations, less current portion                  -              -              -              -               -
Other liabilities                                                   -              -              -         21,097               -
                                                         ---------------------------------------------------------------------------
      TOTAL LONG-TERM LIABILITIES                             221,015      3,219,032      2,186,765    (46,511,411)     17,729,527
                                                         ---------------------------------------------------------------------------
      TOTAL LIABILITIES                                       252,387      3,219,534      2,223,086    106,142,621      17,729,527

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized 100,000 shares;                 -              -              -      1,661,466         484,601
Additional paid in capital                                          -              -              -      6,934,698       5,276,329
Treasury stock                                                      -              -              -       (100,000)              -
Retained earnings                                          (1,266,110)    (3,219,534)    (2,223,086)   (56,622,479)    (23,290,457)
                                                         ---------------------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                 (1,266,110)    (3,219,534)    (2,223,086)   (48,126,315)    (17,529,527)
                                                         ---------------------------------------------------------------------------
                                                         $ (1,013,723)  $          -   $          -   $ 58,016,306   $     200,000
                                                         ===========================================================================





THE FOLLOWING COMPANIES ARE INACTIVE:

      Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
      AAPC Two Acquisition Corporation        AAPC Three Acquisition Corporation
      AAPC Three  Acquisition Corporation     AAPC Four Acquisition Corporation
      AAPC Four Acquisition Corporation       AAPC Five Acquisition Corporation
      AAPC Five Acquisition Corporation       AAPC Six Acquisition Corporation
      AAPC Six Acquisition Corporation
      Modern Window Company
      Vinylsource, Inc.
      WIG Liquidation Company

Monthly Summary of Operations                                             Form 4
BINNINGS BUILDING PRODUCTS, INC.,
Period Ended: DECEMBER 31, 2002                             Case Number 00-43726
Schedule of Postpetition Taxes Payable

                                                                              Liabilities
                                  Beginning       Accrued/      Payments/       Assumed         Ending
                                   Balance        Withheld       Deposits       by Buyer        Balance
                                   -------        --------       --------       --------        -------
Income taxes withheld:
Federal                        $         4,580  $      41,554  $      35,288  $      10,845  $         -
State                                    1,647         20,575         16,620          5,602            -
Local                                        -              -              -              -            -

FICA withheld                              746         34,130         25,072          9,803            -

Employers FICA                             746         34,130         25,072          9,803            -

Unemployment tax:
Federal                                      -          1,269            251          1,018            -
State                                        -            874            248            626            -

Sales, use & excise                     11,997          3,827         10,284          5,540            -

Property tax                                 -              -              -              -            -

Other taxes                                  -                                            -            -

                               --------------------------------------------------------------------------
Total                          $        19,715  $     136,358  $     112,835  $      43,238  $         -
                               ==========================================================================

Explain what line on your balance sheet these above liabilities are included in.
  Income taxes withheld >        Accrued Expenses - Payroll
  FICA withheld >                Accrued Expenses - Payroll
  Employers FICA >               Accrued Expenses - Payroll
  Unemployment tax: >            Accrued Expenses - Payroll
  Sales, use & excise >          Accrued Expenses - Other
  Property tax >                 Accrued Expenses - Other
  Other taxes >                  Accrued Expenses - Other

Aging of accounts receivable and post-petition accounts payable

Age in days                         0-30           30-60         Over 60
                                    ----           -----         -------
Post petition
accounts payable                  $     -        $     -        $ 187,934

Accounts receivable               $ 9,161        $     -        $     -

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Binnings Acquisition, Inc.                       187,934.41 Billing in dispute

Monthly Summary of Operations                                             Form 4
DANVID WINDOW COMPANY                                       Case Number 00-43726
Period Ended: DECEMBER 31, 2002
Schedule of Postpetition Taxes Payable

                                          Beginning        Accrued/       Payments/       Ending
                                           Balance         Withheld        Deposits       Balance
                                           -------         --------        --------       -------
Income taxes withheld:
Federal                                $             -  $       84,612  $      84,612   $         -
State                                                -               -              -             -
Local                                                -                                            -

FICA withheld                                        -          60,132         60,132             -

Employers FICA                                       -          60,132         60,132             -

Unemployment tax:
Federal                                              -             310            310             -
State                                                -             638            638             -

Sales, use & excise                             82,991          65,248         82,991        65,248

Property tax                                   (15,544)          6,000         (9,544)            -

Other taxes                                          -               -              -             -

                                       -------------------------------------------------------------
Total                                  $        67,447  $      277,072  $     279,271   $    65,248
                                       =============================================================



Aging of accounts receivable and post-petition accounts payable

Age in days                                  0-30            30-60         Over 60         Total
                                             ----            -----         -------         -----
Post petition
accounts payable                         $   615,026       $  93,198      $  12,344     $  720,568

Accounts receivable                      $ 2,358,618       $ 708,775      $ 180,366     $3,247,759

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

DANVID WINDOW COMPANY                                                     Form 4
POST PETITION ACCOUNTS PAYABLE 30 DAYS OLD.                 Case Number 00-43726
PERIOD ENDED: DECEMBER 31,  2002

                                                       DATE ACCOUNT
                                                       ------------
       VENDOR NAME              AMOUNT OWED              OPENED           REASON FOR NON PAYMENT
       -----------              -----------              ------           ----------------------
David Childs Tax Assessor   $          14,849.44    Not on file           Due January 31,2003
Carrollton Farmers Branch              58,010.09    Not on file           Due January 31,2003
City of Carrollton                     20,184.30    Not on file           Due January 31,2003
AFGD                                      154.39    Not on file           Paid January 2, 2003
ADT Security                            1,802.87    Not on file           Paid January 3, 2003
Tru Seal Technologies                   2,500.00    Not on file           Paid January 3, 2003
Txu Energy                              5,996.39    Not on file           Overall Credit on account
ETC Laboratories                        2,038.00    Not on file           Overall Credit on account
McMaster-Carr Supply                        7.03    Not on file           Paid January 10, 2003
                            ---------------------
Total                       $         105,542.51
                            =====================

Monthly Summary of Operations                                             Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
Period Ended: DECEMBER 31, 2002                             Case Number 00-43726
Schedule of Postpetition Taxes Payable

                            Beginning      Accrued/      Payments/        Ending
                             Balance       Withheld       Deposits       Balance
                             -------       --------       --------       -------
Income taxes withheld:
Federal                   $          -   $          -   $          -   $         -
State                                -              -              -             -
Local                                -              -              -             -

FICA withheld                        -              -              -             -

Employers FICA                       -              -              -             -

Unemployment tax:
Federal                              -              -              -             -
State                                -              -              -             -

Sales, use & excise                  -              -              -             -

Property tax                         -              -              -             -

Other taxes                          -              -              -             -

                          ---------------------------------------------------------
Total                     $          -   $          -   $          -   $         -
                          =========================================================

Aging of accounts receivable and post-petition accounts payable

Age in days                   0-30          30-60         Over 60        Total
                              ----          -----         -------        -----
Post petition
accounts payable           $  271,113     $       -     $   54,186     $  325,299

Accounts recievable       Corporate does not hold Trade A/R

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                     AMERICAN ARCHITECTURAL PRODUCTS CORP.                Form 4
                                A/P AGING DETAIL
                            AS OF DECEMBER 31, 2002


                 DATE                      NAME                           OPEN BALANCE
              ------------   ---------------------------------           --------------
CURRENT
                  12/2/02    Nadler Nadler & Burdman Co.                    $ 2,190.30
                 12/31/02    Tatum CFO Partners, L.L.P.                        (516.75)
                 12/18/02    Quest                                               35.73
                 12/31/02    Marsh USA Inc.                                 190,451.00
                 12/31/02    Marsh USA Inc.                                   3,884.30
                 12/31/02    Douglas J Thomas                                 1,196.52
                 12/31/02    Joseph Dominijanni                                 416.20
                 12/26/02    CSC                                                306.00
                 12/18/02    Business Telephone Supply                           79.50
                 12/31/02    GB Building Maintenance & Janitorial Serv          119.25
                 12/31/02    Genesys Conferencing                               262.16
                 12/31/02    Arter & Hadden LLP                               1,486.95
                 12/31/02    Modern Office Products, Inc.                        83.61
                 12/31/02    Rader, Fishman & Grauer, PLLC                      391.53
                 12/26/02    State Workman's Insurance Fund                     470.00
                 12/31/02    Deluxe Business Forms & Supplies                    90.52
                 12/31/02    Deluxe Business Forms & Supplies                    50.77
                 12/31/02    Towers Perrin                                    9,225.00
                 12/31/02    North Pittsburgh Telephone Company                 157.47
                 12/16/02    Squire, Sanders & Dempsey LLP                   12,744.70
                 11/21/02    Squire, Sanders & Dempsey LLP                   20,081.10
                  7/23/02    Aquilia#2                                       (2,390.84)
                 11/21/02    Kramer Levin Naftalis & Frankel LLP             24,466.20
                  12/1/02    Tamcon                                           5,757.32
                 12/26/02    Verio, Inc.                                         74.85
                                                                         --------------

TOTAL 1 - 30                                                                271,113.39

> 60
                 11/28/00    Ameritech                                          553.51 In dispute
                  1/12/01    ADP, Inc.                                        3,632.62 In dispute
                   6/1/01    Sprint North Supply Leasing                        852.01 In dispute
                   9/5/01    American Commercial Holdings, Inc.              26,004.46 In dispute
                  3/28/02    Kramer Levin Naftalis & Frankel LLP             23,143.01 Will be paid upon confirmation
                                                                                       and submission of final fee application

                                                                         --------------
TOTAL > 60                                                                   54,185.61
                                                                         --------------
TOTAL                                                                      $325,299.00
                                                                         ==============

BINNINGS BUILDING PRODUCTS, INC., A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                      Form 5
Monthly Cash Statement                                                                  Case Number 00-43726
For the month ending December 31, 2002

                                                                                          Misc.
                                    Disbursement       Payroll          Lockbox         Deposits
                                ------------------   ------------    -------------   -------------
Beginning book balance          $         (173,530)   $         -    $           -   $       2,912
Receipts                                         -              -        1,528,601             832
Transfers received                       1,135,227              -                -               -
                                ------------------------------------------------------------------
Balance available                          961,697              -        1,528,601           3,744
Disbursements                           (1,068,684)             -                -            (273)
Transfers sent                                   -              -       (1,528,601)              -
                                ------------------------------------------------------------------
Ending book balance             $         (106,987)   $         -    $           -   $       3,471
                                ==================================================================

Attach copies of the most recent reconciled bank statements from each account.

DISBURSEMENT ACCOUNT:
Name & Address:               National City Bank of PA
                              527 Chartiers Avenue
                              McKees Rocks, PA  15136
Account number:               658765835

PAYROLL ACCOUNT:              Included in Disbursements Account
Name & Address
Account number

LOCKBOX ACCOUNT:
Name & Address                National City Bank of PA
                              4100 West 150th Street
                              Cleveland, OH  44135
Account number                951289

MISC. DEPOSITS ACCOUNT:
Name & Address                First Union
                              201 College St.
                              Charlotte, NC  28288-1135
Account number                2000008211080

OTHER MONIES ON HAND (SPECIFY TYPE AND LOCATION) (I.E. CD'S PETTY CASH, ETC.)

PETTY CASH:
Address                       210 Walser Road
                              Lexington, NC  27295                  $     289

Date:                        January 28, 2003

Signature:                    /s/ Dan Rhyne
                             -------------------------------------
                              Debtor in Possession

BINNINGS BUILDING PRODUCTS, INC. , A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                 Form 5
                                                                                    Case Number 00-43726
Daily Summary of Cash Receipts for the month of:  December 2002

                                                                Misc.
   Date       Disbursements      Payroll       Lockbox        Deposits
   -----      --------------     --------      --------       --------
          1   $              -   $       -     $         -    $          -
          2                                         94,166               -
          3                                        223,970               -
          4                                         70,734               -
          5                                              -               -
          6                                         14,626               -
          7                                              -               -
          8                                              -               -
          9                                          5,101              25
         10                                         35,849               -
         11                                          5,362               -
         12                                        152,315               -
         13                                        102,530               -
         14                                              -               -
         15                                              -               -
         16                                        137,438             426
         17                                        299,656               -
         18                                         30,056               -
         19                                         34,717               8
         20                                          5,634              26
         21                                              -               -
         22                                              -               -
         23                                         14,464               -
         24                                              -               -
         25                                              -               -
         26                                        103,210               -
         27                                         41,907             237
         28                                              -               -
         29                                              -               -
         30                                          9,100               -
         31                                        147,768             110
            --------------------------------------------------------------------------------
Total         $              -   $       -     $ 1,528,601    $        832    $   1,529,433
            ================================================================================

BINNINGS BUILDING PRODUCTS, INC. , A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                  Form 5
                                                                                     Case Number 00-43726
Daily Summary of Cash Disbursements for the month of:  December 2002
Note: Disbursements equals checks written and other bank transfers.

                                                               Misc.
   Date       Disbursements     Payroll    Lockbox           Deposits
-----------  ----------------  ----------  -------     -----------------------
          1  $              -  $        -  $       -   $                    -
          2            88,090
          3            24,035
          4            53,626
          5            39,851
          6            17,750
          7                 -
          8                 -
          9           137,921
         10            50,946
         11            29,213                                             273
         12           101,126
         13            26,906
         14                 -
         15                 -
         16            98,535
         17            10,935
         18            41,623
         19            96,279
         20            77,483
         21                 -
         22                 -
         23             1,074
         24                 -
         25                 -
         26            97,146
         27            22,427
         28                 -
         29                 -
         30               831
         31            52,886
            ------------------------------------------------------------------
Total        $      1,068,684  $        -  $       -   $                  273
            ==================================================================

BINNINGS BUILDING PRODUCTS, INC. , A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                  Form 5
                                                                                     Case Number 00-43726
Daily Summary of cash transfers for the month of:  December 2002

Disbursements from                                                Misc.
   Date       Disbursements      Payroll        Lockbox         Deposits
   -----      --------------     --------       --------        --------
          1   $              -   $        -     $          -    $         -
          2                                          223,970
          3                                           70,734
          4                                           11,001
          5                                            3,625
          6                                            5,101
          7                                                -
          8                                                -
          9                                           35,849
         10                                            5,362
         11                                          152,315
         12                                          102,530
         13                                          137,438
         14                                                -
         15                                                -
         16                                          299,656
         17                                           30,056
         18                                           34,717
         19                                            5,634
         20                                           14,464
         21                                                -
         22                                                -
         23                                           97,680
         24                                            5,530
         25                                                -
         26                                           42,144
         27                                            9,100
         28                                                -
         29                                                -
         30                                          236,309
         31                                            5,387
            ----------------------------------------------------------------
Total         $              -   $        -     $  1,528,601    $         -
            ================================================================

BINNINGS BUILDING PRODUCTS, INC. , A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                  Form 5
                                                                                     Case Number 00-43726
Daily Summary of cash transfers for the month of:  December 2002

Disbursements to                                                  Misc.
   Date       Disbursements      Payroll        Lockbox         Deposits
   -----      --------------     --------       --------        --------
          1   $              -   $        -     $          -    $         -
          2             86,331
          3             21,199
          4             43,419
          5             77,438
          6              3,627
          7                  -
          8                  -
          9             68,451
         10             76,832
         11             18,923
         12             83,910
         13             50,772
         14                  -
         15                  -
         16            112,267
         17             81,737
         18             34,457
         19             66,907
         20             27,302
         21                  -
         22                  -
         23             67,304
         24            107,094
         25                  -
         26             22,482
         27              1,953
         28                  -
         29                  -
         30             26,644
         31             56,177
            ----------------------------------------------------------------
Total         $      1,135,227   $        -     $          -    $         -
            ================================================================

BINNINGS BUILDING PRODUCTS - LEXINGTON                                    Form 5
BANK RECONCILIATION - DECEMBER 31, 2002                     Case Number 00-43726

                                                                                 Misc.
                                                    Disbursement   Lockbox     Deposits
                                                    ------------   -------    ----------
Balance per Bank Statement, 12/31/02                $          -   $       -  $ 3,471.08

Less Outstanding Checks - A/P                         106,987.10
Less excess of funds transfers over automated
debits - to be corrected in August
Less Outstanding Credit Reversal
Less Outstanding Checks - Payroll                              -
                                                   ---------------------------------------

Subtotal                                             (106,987.10)          -     3,471.08

Plus Outstanding Deposits
                                                   ---------------------------------------

Adjusted Balance per Bank Statement, 12/31/02        (106,987.10)          -     3,471.08

Balance per General Ledger, 12/31/02                 (106,987.10)          -     3,471.08

                                                   ---------------------------------------
Difference                                          $          -   $       -  $         -
                                                   =======================================

DANVID WINDOW COMPANY                                                     Form 5
Monthly Cash Statement                                      Case Number 00-43726
For the month ending December 31,  2002

                                General            Payroll            Lockbox
                              -----------        -----------        -----------
Beginning book balance        $  (261,436)       $     7,846        $   376,055
Receipts                                -                  -          4,177,897
Transfers received              2,407,476          1,200,369                  -
                              -------------------------------------------------
Balance available               2,146,040          1,208,215          4,553,952
Disbursements                  (2,275,042)        (1,203,403)                 -
Transfers sent                          -                  -         (4,149,149)
                              -------------------------------------------------
Ending book balance           $  (129,002)       $     4,812        $   404,803
                              =================================================


Attach copies of the most recent reconciled bank statements from each account.

GENERAL ACCOUNT:
Name and Address:          National City Bank of PA
                           527 Chartiers Avenue
                           McKees Rocks, PA 15136
Account Number:            0658765835

PAYROLL ACCOUNT:
Name and Address:          Bank of America
                           P.O. Box 798
                           Witchita, KS 67201
Account Number:            1390059896

LOCKBOX ACCOUNT:
Name and Address:          National City Bank of PA
                           4100 West 150th Street
                           Cleveland, OH 44135
Account number:            951286

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

$400.00 in petty cash with controller
$100.00 in cash change drawer for cash sales.


Date:                       January 21, 2003

Signature:                  /s/ Lee Morton
                           ---------------------------------
                              Debtor in Possession

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Receipts for the month of: December 2002

   Date           General         Payroll       Lockbox
  ------         ---------       ---------    -----------
       1         $      -        $      -     $         -
       2                                          121,936
       3                                          139,610
       4                                          197,098
       5                                           79,243
       6                                          168,278
       7                                          168,654
       8
       9                                          122,814
      10                                           46,980
      11                                          426,042
      12                                          222,658
      13                                          276,029
      14                                          209,611
      15
      16                                          167,317
      17                                          133,099
      18                                          228,111
      19                                           69,405
      20                                          145,126
      21                                          150,721
      22
      23                                          292,762
      24                                          126,496
      25
      26                                           98,423
      27                                          148,676
      28                                          220,994
      29
      30                                           94,795
      31                                          123,020
         -------------------------------------------------
Total            $      -        $      -     $ 4,177,897
         =================================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Disbursements for the month of: December 2002
Note: Disbursements equals checks written and other bank transfers.

   Date         General          Payroll         Lockbox
  ------       ---------        ---------       ---------
       1      $         -     $         -        $      -
       2           90,594
       3           49,164
       4          104,503
       5          152,246
       6          364,680         291,514
       7
       8
       9           49,463
      10           66,573
      11           25,651
      12          203,813
      13          541,866         313,951
      14
      15
      16           75,127
      17          112,431
      18           35,911
      19          109,576
      20          136,908         253,687
      21
      22
      23          154,844
      24            1,693
      25
      26
      27                          141,953
      28
      29
      30
      31                          202,298
         -------------------------------------------------
Total         $ 2,275,042     $ 1,203,403        $      -
         =================================================

DANVID WINDOW COMPANY                                                     Form 5
                              C                              ase Number 00-43726

Daily Summary of cash transfers for the month of December 2002 Disbursements from:

   Date         General          Payroll         Lockbox
  ------       ---------        ---------       ---------
       1       $       -        $       -     $         -
       2
       3                                          500,788
       4                                          138,864
       5                                          195,701
       6                                           80,432
       7
       8
       9                                          166,770
      10                                          310,878
      11
      12                                          453,611
      13                                          226,335
      14
      15
      16                                          273,696
      17                                          377,790
      18                                          133,856
      19                                          225,148
      20                                           70,931
      21
      22
      23                                          152,220
      24                                          456,820
      25
      26                                          126,765
      27                                           98,423
      28
      29
      30                                          152,015
      31                                            8,108
         -------------------------------------------------
Total          $       -        $       -     $ 4,149,149
         =================================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of December 2002
Disbursements to:

   Date         General          Payroll         Lockbox
  ------       ---------        ---------       ---------
       1
       2          102,418
       3           80,187
       4           43,739         197,943
       5          180,199
       6           44,852
       7
       8
       9          162,234
      10           77,704
      11          210,023         291,514
      12          283,324
      13           22,108
      14
      15
      16          110,406
      17          116,179
      18          223,015         313,951
      19          342,755
      20           97,931
      21
      22
      23          105,283         250,000
      24           55,500
      25
      26           58,898
      27           41,861
      28
      29
      30           27,688
      31           21,174         146,961
         -------------------------------------------------
Total         $ 2,407,476     $ 1,200,369       $       -
         =================================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - NAT'L CITY BANK #0658765835               Case No 00-43726
CHECKING ACCOUNT GL ACCTS 1010 AND 1011
FOR THE MONTH ENDED DECEMBER 31, 2002

                                          Beginning        Disbursements       Deposits          Transfers           Ending
                                        -------------      -------------     -------------     -------------     --------------
Bank
    Per bank                            $           -     $(2,407,476.16)    $           -     $2,407,476.16     $            -
       Prior O/S checks                   (262,133.68)        262,133.68                                                      -
       Current O/S checks                                    (129,334.87)                                           (129,334.87)
                                        ----------------------------------------------------------------------------------------

    Adjusted bank balance               $ (262,133.68)    $(2,274,677.35)    $           -     $2,407,476.16     $  (129,334.87)
                                        ========================================================================================

General ledger
    Per ledger
       Balance acct 1010                $ (261,435.94)    $(1,768,093.69)    $           -     $1,900,527.92     $  (129,001.71)
       Balance acct 1011                                     (506,948.24)                         506,948.24                  -
                                        ----------------------------------------------------------------------------------------
       Total general ledger balance       (261,435.94)     (2,275,041.93)                -      2,407,476.16        (129,001.71)
       ACCT 1010 REC ITEMS                                                                                                    -
       UPS  11/29/02                          (697.74)            697.74                                                      -
       UPS 12/27/02                           (333.16)           (333.16)

       ACCT 1011 REC ITEMS                                                                                                    -
                                        ----------------------------------------------------------------------------------------

    Adjusted ledger balance             $ (262,133.68)    $(2,274,677.35)    $           -     $2,407,476.16     $  (129,334.87)
                                        ========================================================================================
Unreconciled difference                 $           -     $            -     $           -     $           -     $            -
                                        ========================================================================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - #1390059896                               Case No 00-43726
PAYROLL ACCOUNT ACCT #1020
FOR THE MONTH ENDED DECEMBER 31, 2002

                                          BEGINNING            CHECKS             DEPOSITS         WIRES/OTHER           ENDING
                                        ------------      ---------------      --------------    ---------------     -------------
Bank
     Per bank - 13900059896             $ 118,051.37      $ (1,122,697.31)     $ 1,204,258.55                        $ 199,612.61
        Prior O/S checks                 (119,530.05)          119,530.05                                                       -
        Current O/S checks                                     (60,572.98)                                             (60,572.98)
        ADP tax withdrawals                                    236,249.65                          (236,249.65)                 -
        ADP garnishment withdrawals                              5,319.85                            (5,319.85)                 -
        ADP fee withdrawals                                      3,997.60                            (3,997.60)                 -
        Bank fees                                                  976.45                              (976.45)                 -
        Direct Deposits                                        144,882.26                          (144,882.26)                 -

                                      --------------------------------------------------------------------------------------------

     Adjusted bank balance              $  (1,478.68)     $   (672,314.43)     $ 1,204,258.55    $ (391,425.81)      $ 139,039.63
                                      ============================================================================================

General ledger
     Per ledger                         $   7,845.93      $   (665,943.68)     $ 1,200,368.91    $ (537,459.32)      $   4,811.84
        Wire 10/30/02 for Week44           (5,168.71)                                                 5,168.71              (0.00)
        Check NR 2121                        (165.05)              165.05                                                       -
        Check order fee 11/14/02              (34.50)                                                                      (34.50)
        October Bank fee                   (1,143.92)                                                                   (1,143.92)
        Week 47 payroll fees               (1,097.97)                                                 1,097.97                  -
        Week 48 payroll fees               (1,714.75)                                                 1,714.75                  -
        Week 47 payroll diff.                   0.09                                                     (0.09)                 -
        Week 47 payroll diff.                   0.20                                                     (0.20)                 -
        Check #2129 NR                                          (2,188.57)           2,188.57                                   -
        Check #2136 NR                                            (654.03)                                                (654.03)
        Check #2137 NR                                            (622.52)                                                (622.52)
        Check #2138 NR                                            (552.26)                                                (552.26)
        Check #2140 NR                                            (592.47)                                                (592.47)
        Check #2141 NR                                          (1,856.44)                                              (1,856.44)
        Check #2142 NR                                             (66.50)                                                 (66.50)
        Deposit 12/31/02                                                             1,698.06                            1,698.06
        Bank Credit                                                 (3.01)               3.01                                   -
        Bank fees Nov.2002                                                                             (976.45)           (976.45)
        Week 52 payroll fee                                                                          (1,012.54)         (1,012.54)
        Week 53 Wire 12/31/02                                                                       141,952.82         141,952.82
        Adp tax diff wk 49                                                                           (1,911.46)         (1,911.46)
        Check diff. #2125                                                                                                       -
        Check diff. #2133                                                                                                       -
                                      --------------------------------------------------------------------------------------------

     Adjusted ledger balance            $  (1,478.68)     $   (672,314.43)     $ 1,204,258.55    $ (391,425.81)      $ 139,039.63
                                      ============================================================================================

Unreconciled difference                 $          -      $             -      $            -    $           -       $          -
                                      ============================================================================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - NATIONAL CITY #951286                     Case No 00-43726
DEPOSITORY ACCOUNT GL ACCT 1015
FOR THE MONTH ENDED DECEMBER 31, 2002

                                                         Beginning    Disbursement      Deposits         Transfers         Ending
                                                        -----------   ------------   --------------   --------------    -----------
    Per bank                                            $         -                  $ 4,080,724.02   $(4,080,724.02)   $         -
       Prior deposits in transit                                                                                                  -
       12/1/02                                           376,388.66                     (376,388.66)                              -
                                                                                                                                  -
                                                                                                                                  -
       Current deposits in transit                                                                                                -
       12/31/02                                                                          393,297.48                      393,297.48


                                                       ----------------------------------------------------------------------------

    Adjusted bank balance                               $376,388.66   $         -    $ 4,097,632.84   $(4,080,724.02)   $393,297.48
                                                       ============================================================================

General ledger
    Per ledger                                          $376,055.06                  $ 4,109,471.79   $(4,080,724.02)   $404,802.83
       Harrigan Custom  10/07/02 #1276 Bk.error            1,000.00                                                        1,000.00
       Interim Acct 10/7/02 #10067 Bk. Error                (600.00)                                                        (600.00)
       Sheinberg Energy 10/10/02 # 7508 Bk. Error              0.60                           (0.60)                              -
       Williams Buildg Supp. #3173 Bk.error                  (67.00)                                                         (67.00)
       Window Factory wire 12/18/02                                                        1,941.10                        1,941.10
       Window Factory wire 12/18/02                                                        1,021.95                        1,021.95
       Window Factory wire 12/18/02 PO# 24252Y                                               826.92                          826.92
       84 Lum wire diff. 12/31/02                                                            685.77                          685.77
       Nsf Scott Spence #1841 12/6/02                                                        (85.17)                         (85.17)
       Nsf Woodmill Inc #149  12/19/02                                                    (7,093.78)                      (7,093.78)
       Nsf Woodmill Inc #117  12/19/02                                                    (9,135.14)                      (9,135.14)
                                                       ----------------------------------------------------------------------------
                                                                                                                                  -
    Adjusted ledger balance                             $376,388.66   $         -    $ 4,097,632.84   $(4,080,724.02)   $393,297.48
                                                       ============================================================================

Unreconciled difference                                 $         -   $         -    $            -   $            -    $         -
                                                       ============================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY CASH STATEMENT                                      Case Number 00-43726
FOR THE MONTH ENDED DECEMBER 31, 2002

                              NATIONAL CITY                       NATIONAL CITY     NATIONAL CITY        EURO
                              DISBURSEMENT        LOCKBOX         DISBURSEMENT       INVESTMENT       OVERNIGHT
                              ------------        -------         ------------       ----------       ---------
BEGINNING BOOK BALANCE         $  (12,141)      $          -      $    470,173      $ 41,294,110     $ 1,589,000
ADJUSTMENT                              -                  -                 -                 -               -
RECEIPTS                                -         19,837,103             2,064            50,615               -
TRANSFERS RECEIVED                413,673                  -        20,337,103         6,725,521       6,174,000
                              -----------------------------------------------------------------------------------
BALANCE AVAILABLE                 401,532         19,837,103        20,809,339        48,070,247       7,763,000
DISBURSEMENTS                    (565,979)                 -        (7,908,761)                -               -
TRANSFERS SENT                          -        (19,837,103)      (12,848,906)         (550,615)              -
                              -----------------------------------------------------------------------------------
ENDING BOOK BALANCE            $ (164,447)      $          -      $     51,672      $ 47,519,632     $ 7,763,000
                              ===================================================================================


Attach copies of the most recent reconciled bank statements from each account.

DISBURSEMENT ACCOUNT:
Name & Address                   National City Bank
                                 527 Chartiers Ave.
                                 McKees Rocks, Pa  15136
Account Number                     658765800  Based on account availability National City Bank invests the balance in an overnight Euro Investment

LOCKBOX ACCOUNT:
Name & Address                   National City Bank
                                 PO Box 951288
                                 Cleveland, Ohio 44193
Account number                   951288

INVESTMENT ACCOUNT
Name and Address                 Dreyfus Gov't Cash Management Account
                                 National City Bank
                                 Pittsburgh, Pa. 15222
Account Number                   4603941

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

PETTY CASH:                                    $            600

Date:                                          January 28, 2003

Signature:                                     /s/ Conni K. McIsaac
                                              ----------------------------------
                                               Debtor in Possession
Debtor in Possession

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Receipts for the month of December 2002

                                                      EURO         NATIONAL CITY
   DATE        DISBURSEMENT        LOCKBOX         INVESTMENT       INVESTMENT
   ----        ------------        -------         ----------       ----------
        1      $        -       $          -       $        -       $      -
        2                            493,598
        3                            769,703
        4                            180,534
        5                            248,236
        6                          6,949,259
        7
        8
        9                            396,449
       10                            316,240
       11                            338,473
       12                            623,676
       13                            424,548
       14
       15
       16                            707,030
       17                            407,846
       18                            368,958
       19                            231,150
       20                            123,385
       21
       22
       23                            268,405
       24                            462,349
       25
       26                            202,605
       27                            135,741
       28
       29
       30                            404,807
       31                          5,784,111
Interest                                                2,064         50,615
Net Deposits

             --------------------------------------------------------------------
Total          $        -       $ 19,837,103       $    2,064       $ 50,615
             ====================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE    CASE NUMBER                     Form 5
                                                                              Case Number 00-43726

Daily Summary of Cash Disbursements for the month of December 2002
Note: Disbursements equal checks written and other payments to vendors.

                  NATIONAL CITY                                 NATIONAL CITY
    DATE             CHECKS           LOCKBOX      INVESTMENT   DISBURSEMENT
    ----             ------           -------      ----------   ------------
          1         $       -        $      -      $      -     $        -
          2                                                        249,335
          3            36,870                                      366,196
          4                                                        543,673
          5            33,167                                      337,061
          6                                                        185,508
          7
          8
          9                                                        454,465
         10                                                        614,367
         11                71                                      674,809
         12                88                                      638,729
         13            11,972                                      129,885
         14
         15
         16               237                                      293,878
         17             5,346                                      324,862
         18            38,300                                      676,586
         19                                                        700,400
         20           437,042                                      127,844
         21
         22
         23                                                        554,549
         24                                                        174,361
         25
         26             2,195                                      211,660
         27                                                         80,040
         28
         29
         30                                                         85,077
         31               690                                      454,701
UPS
NSF Checks                                                          27,365
Analysis charge                                                      3,407
                 ------------------------------------------------------------
Total               $ 565,979        $      -      $      -     $7,908,761
                 ============================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of December 2002
Note: Transfers represent funds transferred from/to other Bank Accounts

TRANSFERRED FROM:                                           NATIONAL CITY          EURO        NATIONAL CITY
       DATE              DISBURSEMENT     LOCKBOX             INVESTMENT         OVERNIGHT      DISBURSEMENT
       ----              ------------     -------             ----------         ---------      ------------
                1        $         -   $          -           $       -          $      -      $          -
                2                           493,598
                3                           769,703
                4                           180,534
                5                           248,236
                6                         6,949,259                                               6,674,906
                7
                8
                9                           396,449
               10                           316,240
               11                           338,473
               12                           623,676             500,000
               13                           424,548
               14
               15
               16                           707,030
               17                           407,846
               18                           368,958
               19                           231,150
               20                           123,385
               21
               22
               23                           268,405
               24                           462,349
               25
               26                           202,605
               27                           135,741
               28
               29
               30                           404,807
               31                         5,784,111
To Disbursement account
Interest                                                         50,615
Adj for Euro month end difference                                                                 6,174,000
To Investment Account
                        ----------------------------------------------------------------------------------------
Total                    $         -   $ 19,837,103           $ 550,615          $      -      $ 12,848,906
                        ========================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of December 2002
Note: Transfers represent funds transferred from/to other Bank Accounts

TRANSFERRED TO:                                           NATIONAL CITY          EURO        NATIONAL CITY
      DATE              DISBURSEMENT        LOCKBOX         INVESTMENT         OVERNIGHT      DISBURSEMENT
      ----              ------------        -------         ----------         ---------      ------------
               1         $       -         $     -         $         -        $         -    $          -
               2             5,114                                                                493,598
               3             1,133                                                                769,703
               4                64                                                                180,534
               5               956                                                                248,236
               6                88                           6,674,906                          6,949,259
               7
               8
               9             1,768                                                                396,449
              10            15,298                                                                316,240
              11            37,890                                                                338,473
              12             4,612                                                              1,123,676
              13               679                                                                424,548
              14
              15
              16             5,190                                                                707,030
              17             2,115                                                                407,846
              18             1,638                                                                368,958
              19            15,713                                                                231,150
              20               339                                                                123,385
              21
              22
              23             5,478                                                                268,405
              24            11,445                                                                462,349
              25
              26           108,491                                                                202,605
              27             1,538                                                                135,741
              28
              29
              30             2,548                                                                404,807
              31           191,579                                                              5,784,111
From Investment Account
Interest
Adj for Euro month-end difference                               50,615
To investment account                                                           6,174,000
                        ----------------------------------------------------------------------------------------
Total                    $ 413,673         $     -         $ 6,725,521        $ 6,174,000    $ 20,337,103
                        ========================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT
DECEMBER 31, 2002                                           Case Number 00-43726

Balance per Bank                                     $51,671.97

Less: Outstanding Checks
10/25/02                      7812        125.00
12/20/02                      7959        276.40
12/20/02                      7971         54.50
12/20/02                      7973        998.72
12/20/02                      7981      4,190.50
12/20/02                      7985      4,515.00
12/20/02                      7986        315.84
12/20/02                      7987    151,775.62
12/20/02                      7989      2,195.00
                                     ------------
                                                     164,446.58
                                                   -------------

Balance per Books @ 12/31/02                       ($112,774.61)
                                                   =============

National City Disbursements Corp                    (164,446.58)
National City Disbursements Subs                      51,671.97
                                                   -------------
                                                   $(112,774.61)
                                                   =============


NOTE: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                      For the month ended December 31, 2002


The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  GEORGE HOFMEISTER                    Capacity:  _________     Principal
                                                       _________     Officer
                                                       ____X____     Director
                                                       _________     Insider

Detailed Description of Duties: CHAIRMAN OF THE BOARD



Current Compensation Paid:     NONE      Weekly       or    Monthly

           Health Insurance              _________          _________

Current Benefits Received:     NONE      Weekly       or    Monthly

           Health Insurance              _________          _________
           Life Insurance                _________          _________
           Retirement                    _________          _________
           Company Vehicle               _________          _________
           Entertainment                 _________          _______________
           Travel                        _________          _______________
           Other Benefits                _________          _______________


CURRENT TOTAL:                 NONE
                                         Weekly       or    Monthly

           Health Insurance              _________          _________

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                      For the month ended December 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  JOSEPH DOMINIJANNI                   Capacity:  _________     Principal
                                                       ____X____     Officer
                                                       ____X____     Director
                                                       _________     Insider

Detailed Description of Duties:  INTERIM PRESIDENT AND CEO TREASURER


Current Compensation Paid:               Weekly       or    Monthly
                                                                 25,000.00
                                         ---------          --------------

Current Benefits Received:               Weekly       or    Monthly

           Health Insurance                                              -
                                         ---------
           Life & Disability Insurance                              405.78
                                         ---------          --------------
           Retirement                                                    -
                                         ---------
           Company Vehicle                                          650.00
                                         ---------          --------------
           Entertainment                                             25.57
                                         ---------          --------------
           Travel, Food, Lodging                                    255.10
                                         ---------          --------------
           Other Benefits                                           135.53  Computer supplies,XO Host( e-mail)
                                         ---------          --------------

CURRENT TOTAL:
                                         Weekly       or    Monthly

                                                                 26,471.98
                                         ---------          --------------

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                      For the month ended December 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  JONATHAN K. SCHOENIKE                Capacity:  _________     Principal
                                                       ____X____     Officer
                                                       _________     Director
                                                       _________     Insider

Detailed Description of Duties: GENERAL COUNSEL AND SECRETARY


Current Compensation Paid:               Weekly       or    Monthly
                                                                 13,333.34
                                         ---------          --------------

Current Benefits Received:               Weekly       or    Monthly

           Health Insurance                                              -
                                         ---------          --------------
           Life & Disability Insurance                              143.78
                                         ---------          --------------
           Retirement                                                    -
                                         ---------          --------------
           Company Vehicle                                          450.00
                                         ---------          --------------
           Entertainment
                                         ---------          --------------
           Travel                                                 1,187.82
                                         ---------          --------------
           Other Benefits                                            77.21  Cell phone
                                         ---------          --------------

CURRENT TOTAL:
                                         Weekly       or    Monthly

                                                                 15,192.15
                                         ---------          --------------

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                      For the month ended December 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  DOUGLAS J. THOMAS                    Capacity:  _________     Principal
                                                       ____X____     Officer
                                                       _________     Director
                                                       _________     Insider

Detailed Description of Duties: CHIEF FINANCIAL OFFICER


Current Compensation Paid:               Weekly       or    Monthly
                                                                 11,583.00
                                         ---------          --------------

Current Benefits Received:               Weekly       or    Monthly

           Health Insurance
                                         ---------          ---------
           Life Insurance
                                         ---------          ---------
           Retirement
                                         ---------          ---------
           Company Vehicle
                                         ---------          ---------
           Entertainment                                             25.15
                                         ---------          --------------
           Travel, Food, Lodging                                  1,068.69
                                         ---------          --------------
           Other Benefits
                                         ---------          --------------

CURRENT TOTAL:
                                         Weekly       or    Monthly

                                                                 12,676.84
                                         ---------          --------------

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                      For the month ended December 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  DAVID J. WOLFE, JR.                  Capacity:  _________     Principal
                                                       ____X____     Officer
                                                       _________     Director
                                                       _________     Insider

Detailed Description of Duties: ASSISTANT GENERAL COUNSEL AND ASSISTANT
                                SECRETARY


Current Compensation Paid:               Weekly       or    Monthly
                                                                  7,148.34
                                         ---------          --------------

Current Benefits Received:               Weekly       or    Monthly

           Health Insurance                                              -
                                         ---------
           Life & Disability Insurance                              108.41
                                         ---------          --------------
           Retirement                                                    -
                                         ---------
           Company Vehicle                                          300.00
                                         ---------          --------------
           Entertainment
                                         ---------
           Travel
                                         ---------
           Other Benefits                                            118.54  cell phone
                                         ---------          --------------

CURRENT TOTAL:
                                         Weekly       or    Monthly

                                                                  7,675.29
                                         ---------          --------------